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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    January 23, 2001
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                       Virginia Capital Bancshares, Inc..
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             (Exact name of registrant as specified in its charter)


         Virginia                   0-25031                   54-1913168
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(State or other jurisdiction    (Commission File            (IRS Employer
     of incorporation)               Number)             Identification No.)

     400 George Street, Fredericksburg, Virginia                22404
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       Address of principal executive offices                 Zip Code

Registrant's telephone number, including area code:    (540) 899-5500
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                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 5.     Other Events

      On January 23, 2001, Virginia Capital Bancshares, Inc.. ("Virginia Capital") and BB&T Corporation ("BB&T") entered into an Agreement and Plan of Reorganization (the "Agreement") pursuant to which Virginia Capital will merge with and into BB&T. The Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

      The transaction was valued at $18.50 per Virginia Capital share based on BB&T's closing price on January 23, 2001 of $37.31. As described in Section 2.7 of the Merger Agreement, the final exchange ratio will be no lower than .4958, nor higher than .6060 and will be based on a pricing period prior to the Virginia Capital shareholders' vote on the proposed merger. The transaction will be accounted for as a purchase.

      The merger will be structured as a tax-free reorganization and will be accounted for under the purchase method of accounting. Consummation of the merger is subject to various conditions, including the approval of the stockholders of Virginia Capital and the receipt of all requisite regulatory approvals.

      In connection with the Agreement, Virginia Capital granted to BB&T a stock option pursuant to a Stock Option Agreement, dated as of January 23, 2001, which, under certain defined circumstances, would enable BB&T to purchase 1,848,560 shares of Virginia Capital common stock, subject to adjustment, at a price of $15.00 per share. A copy of the Stock Option Agreement is attached hereto as Exhibit 10.1.

      Virginia Capital hired Trident Securities, A Division of McDonald Investments, Inc. to assist the Company in exploring strategies to enhance shareholder value. In connection with Trident's engagement, Trident solicited indications of interest from eight prospective acquirers. Virginia Capital ultimately accepted the offer from BB&T, which was the most attractive offer received.

      The summary of the Agreement and the Stock Option Agreement is not complete and is qualified in its entirety by reference to the complete text of such documents filed as exhibits herewith and incorporated herein by reference.


Item 7.     Financial Statements and Exhibits

      (c)   Exhibits.

            Exhibit 2.1 Agreement and Plan of Reorganization, dated as of January 23, 2001, by and between BB&T Corporation and Virginia Capital Bancshares, Inc.

            Exhibit 10.1 Stock Option Agreement dated as of January 23, 2001 by and between BB&T Corporation and Virginia Capital Bancshares, Inc.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Virginia Capital Bancshares, Inc.
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                                    (Registrant)


January 26, 2001                    /s/ Samuel C. Harding, Jr.
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Date                                Samuel C. Harding, Jr.
                                    President






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